UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2011 (May 17, 2011)

WELLPOINT, INC.

(Exact name of registrant as specified in its charter)

Indiana	001-16751	35-2145715
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Monument Circle

Indianapolis, IN 46204

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (317) 488-6000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 17, 2011, the shareholders of the Company approved proposals to amend the Company’s Articles of Incorporation (the “Articles”) as disclosed in the Company’s definitive Proxy Statement that was filed with the Securities and Exchange Commission on April 1, 2011 and as detailed below under Item 5.07. The amendments to the Articles of Incorporation were effective on May 17, 2011 by filing Articles of Amendment to the Articles of Incorporation with the Indiana Secretary of State. A restatement of the Articles of Incorporation, which includes the amendments referred to above, is filed as Exhibit 3.1 with this report and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

The Company held its Annual Meeting of Shareholders on May 17, 2011. The following is a summary of the matters voted on at the meeting as described in detail in the Company’s definitive Proxy Statement filed on April 1, 2011, and the voting results for each matter:

1.	The four nominees for director were elected to serve three-year terms to expire at the annual meeting of shareholders in 2014, as follows:

Nominee	For	Against	Abstain	Broker Non-Votes

Angela F. Braly	266,146,831	9,285,393	237,848	22,337,995
Warren Y. Jobe	272,374,536	3,011,259	284,277	22,337,995
William G. Mays	272,003,145	3,383,069	283,858	22,337,995
William J. Ryan	267,389,275	7,998,235	282,562	22,337,995

2.	The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2011 was ratified by the following shareholder vote:

For:	295,971,693
Against:	1,917,329
Abstain:	119,045

3.	By the following votes, the shareholders approved the following amendments to the Company’s Articles:

Amendment		For	Against	Abstain	Broker Non-Votes
(a)	Removing supermajority voting requirements for restrictions on ownership and transfer of stock, voting rights of shares and number of directors.	296,068,311	1,559,689	380,067	—
(b)	Removing supermajority voting requirements for removal of directors and for certain business combinations and other supermajority provisions.	296,281,813	1,326,825	399,429	—
(c)	Removing certain restrictions on ownership of shares.	294,860,120	2,659,261	488,686	—
(d)	Deleting certain obsolete provisions.	297,200,938	377,598	429,531	—
(e)	Deleting other obsolete provisions and making conforming changes.	297,149,725	385,671	472,671	—

4.	By the following vote, the shareholders approved the advisory vote on the compensation of the Company’s Named Executive Officers:

For:	230,805,400
Against:	44,550,696
Abstain:	313,976
Broker Non-Votes:	22,337,995

5.	By the following vote, the shareholders recommended the following frequency for the advisory vote on the compensation of the Company’s Named Executive Officers:

One Year:	250,017,119
Two Years:	1,413,469
Three Years:	24,039,846
Abstain:	199,638
Broker Non-Votes:	22,337,995

The Board of Directors has considered the vote of the Company’s shareholders as to the frequency of future advisory votes on executive compensation and intends to hold an annual advisory vote on executive compensation until the next advisory vote on frequency.

6.	By the following vote, the shareholders did not approve a shareholder proposal requesting that the Board of Directors launch a feasibility study for returning to non-profit status:

For:	1,216,445
Against:	272,011,341
Abstain:	2,442,286
Broker Non-Votes:	22,337,995

7.	By the following vote, the shareholders did not approve a shareholder proposal requesting that the Board of Directors take the necessary steps (excluding those that may be taken only by the Company’s shareholders) to change the Company’s jurisdiction of incorporation from Indiana to Delaware:

For:	94,810,297
Against:	179,991,998
Abstain:	867,777
Broker Non-Votes:	22,337,995

8.	By the following vote, the shareholders did not approve a shareholder proposal requesting that the Board of Directors separate the positions of the Chair and the Chief Executive Officer so that the Chair position be held only by an independent director:

For:	121,369,031
Against:	154,054,485
Abstain:	246,556
Broker Non-Votes:	22,337,995

Section 9 – Financial Statements and Exhibits.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is being filed herewith:

Exhibit No.	Exhibit

3.1	Restated Articles of Incorporation of WellPoint, Inc. as of May 17, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 20, 2011

WELLPOINT, INC.

By:	/s/ John Cannon
Name:	John Cannon
Title:	EVP, General Counsel, Corporate Secretary and Chief Public Affairs Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

3.1	Restated Articles of Incorporation of WellPoint, Inc. as of May 17, 2011.